                                                                  Execution Copy
                                                                  --------------

                      ----------------------------------

                            JOINT VENTURE CONTRACT

                      ----------------------------------



                                BY AND BETWEEN


            -------------------------------------------------------

                      HUNAN TELEVISION BROADCASTING GOODS
                             AND MATERIALS COMPANY


                                      AND


                             UIH DEVELOPMENT, INC.

            -------------------------------------------------------



                      ----------------------------------

                       RELATING TO THE ESTABLISHMENT OF
            HUNAN INTERNATIONAL TELECOMMUNICATIONS COMPANY LIMITED

                      ----------------------------------


                             DATED 11, APRIL, 1994

                                   CONTENTS


Article                                                                Page
-------                                                                ----
 1.      Definitions..................................................  1

 2.      Parties to the Contract......................................  4

 3.      Establishment of the Joint Venture Company...................  5

 4.      The Purpose, Scope and Scale of Production and Operation.....  7

 5.      Total Amount of Investment and Registered Capital............  8

 6.      Responsibilities of the PARTIES.............................. 13

 7.      Other Contracts.............................................. 14

 8.      Sale of Services, Programming and Products................... 15

 9.      Board of Directors........................................... 15

10.      Operation and Management..................................... 19

11.      Land......................................................... 22

12.      Supply and Purchase of Materials and Services................ 22

13.      Labor Management............................................. 23

14.      Financial Affairs and Accounting............................. 25

15.      Taxation and Insurance....................................... 29

16.      Confidentiality.............................................. 30

17.      The Joint Venture Term....................................... 31

18.      Termination, Buy-Out and Liquidation Procedures.............. 32

19.      Force Majeure................................................ 35

20.      Settlement of Disputes....................................... 36

21.      Expert Procedures............................................ 38

22.      Applicable Law............................................... 39

23.      Miscellaneous Provisions..................................... 40

         Signatures................................................... 43

                               LIST OF EXHIBITS
                               ----------------



Exhibit A            Articles of Association


Exhibit B            Land Description


Exhibit C            List of PARTY A's Contribution of Machinery and Equipment


Exhibit D            Capital Contribution Schedule

                            JOINT VENTURE CONTRACT
                            ----------------------


THIS CONTRACT is made in the People's Republic of China on this 11th day of April, 1994, by and between HUNAN TELEVISION BROADCASTING GOODS AND MATERIALS COMPANY, a legal person duly organized and existing under the laws of the People's Republic of China and having its registered address at 34 Yu Hua Street, Changhsa, Hunan Province, the People's Republic of China ("PARTY A") and UIH DEVELOPMENT, INC., a company duly organized and existing under the laws of United States of America and having its head office at Suite 1300, 4643 S. Ulster, Denver, Colorado, U.S.A. ("PARTY B").


                             PRELIMINARY STATEMENT
                             ---------------------


After friendly consultations conducted in accordance with the principle of equality and mutual benefit, PARTY A and PARTY B have agreed to establish a limited liability equity joint venture in accordance with the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment (the "Joint Venture Law"), the Implementing Regulations issued thereunder (the "Joint Venture Regulations") and the provisions of this Contract.


                NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
                -----------------------------------------------


                            ARTICLE 1 - DEFINITIONS
                            ----------------------


Unless the terms or context of this Contract otherwise provides, the following terms shall have the meanings set out below:-


1.01   "Approval Authority" shall mean the Ministry of Foreign Trade and
        ------------------
       Economic Cooperation or the local authority designated by such Ministry to approve this Contract and the Central and local agencies as may be necessary to implement the provisions of this Contract and any ancillary contracts referred to herein.

1.02   "Articles of Association" shall mean the Articles of Association of the
        -----------------------
       Company as set forth in Exhibit A attached hereto.


1.03   "Board" shall mean the board of directors of the Company.
        -----


1.04   "Business License" shall mean the business license of the Company issued
        ----------------
       by the SAIC following approval of this Contract.


1.05   "China or "PRC" shall mean the People's Republic of China (but for
        -----     ---
       business purposes under this Contract shall not include the regions of Hong Kong, Taiwan and Macau).


1.06   "Company"  shall mean the Hunan International Telecommunications Company
        -------
       Limited, a joint venture limited liability company formed by the PARTIES pursuant to this Joint Venture Contract, the Joint Venture Law, the Joint Venture Regulations, and other relevant Chinese laws.


1.07   "Contributed Assets" shall mean those assets contributed by PARTY A
        ------------------
       pursuant to Article 5.03(a) and which are more particularly described in Exhibit C.


1.08   "Effective Date" shall mean the effective date of this Contract, which
        --------------
       date shall be the date on which all of the following conditions have been fulfilled:-


       (a)   Agreement and Articles. This Contract and the Articles of
             ----------------------
             Association have been approved by the Approval Authority without any additional or different conditions being imposed; and


       (b)   Business License.  The Business License has been issued by the
             ----------------
             SAIC, reflecting the status and structure of the Company as described herein, without any additional or different conditions being imposed.

1.09   "Feasibility Study" shall mean the Feasibility Study Report dated
        -----------------
       ____________ 1994 and signed by the PARTIES, regarding the feasibility of the joint venture and establishment of the Company.


1.10   "Joint Venture Term" shall mean the term of the Company as set forth in
        ------------------
       Article 17 hereof.


1.11   "Land" shall mean the land more particularly described in Exhibit B.
        ----


1.12   "Management Personnel" shall mean and include the General Manager, Deputy
        --------------------
       General Manager, Production Manager, Financial Controller, Marketing Manager, Production Engineer and such other personnel designated as Management Personnel by the Board.


1.13   "PARTY" or "PARTIES" means PARTY A and PARTY B individually or
        -----      -------
       collectively.


1.14   "Renminbi" or "RMB" shall mean the lawful currency of China.
        -------      ---


1.15   "SAEC" means the State Administration of Exchange Control of China and/or
        ----
       its local branches as appropriate to the context.


1.16   "SAIC" means the State Administration of Industry and Commerce of China
        ----
       and/or its local branches as appropriate to the context.


1.17   "United States Dollars", "U.S. Dollars" and "US$" shall mean the lawful
        ---------------------    ------------       ---
       currency of the United States of America.


1.18   "Working Personnel"  shall mean the employees of the Company except the
        -----------------
       Management Personnel.

                      ARTICLE 2 - PARTIES TO THE CONTRACT
                      -----------------------------------


2.01   The Parties
       -----------

       The PARTIES to this Contract are:


       (a) PARTY A, Hunan Television Broadcasting Goods and Materials Company registered in Changsha, Hunan Province, the People's Republic of China, with its registered address at No. 34 Yu Hua Street, Changsha, Hunan Province, the People's Republic of China.

            Legal Representative :           Xiong Tie Shi
            Position :                       General Manager
            Nationality :                    Chinese


       (b) PARTY B, UIH Development, Inc. a company registered in Colorado, U.S.A. with its head office at Suite 1300, 4643 S. Ulster, Denver, Colorado, U.S.A.

            Legal Representative :           Warren L. Mobley, Jr.
            Position :                       Vice President
            Nationality :                    U.S.A.


2.02   Authority
       ---------


       Each PARTY hereby represents and warrants to the other PARTY that, as of the date hereof and as of the Effective Date:


       (a) such PARTY is duly organized, validly existing and in good standing under the laws of the place of its establishment or incorporation;

       (b) such PARTY has all requisite power, authority and approval required to enter into this Contract and, upon the Effective Date, will have all requisite power, authority and approval to perform fully each and every one of its obligations hereunder;


       (c) such PARTY has taken all actions necessary to authorize it to enter into this Contract and such PARTY representative whose signature is affixed hereto is fully authorized to sign this Contract, and to bind such PARTY thereby, pursuant to a valid power of attorney;


       (d) upon the Effective Date, this Contract shall constitute the legal, valid and binding obligations of such PARTY;


       (e) neither the execution of this Contract, nor the performance of such PARTY's obligations hereunder, will conflict with, or result in a breach of, or constitute a default under, any provision of the Articles of Incorporation or By-Laws of such PARTY, or any law, rule, regulation, authorization or approval of any government agency or body, or of any contract or agreement to which it is a party or subject;


       (f) there is no lawsuit, arbitration, or legal, administrative or other proceeding or governmental investigations pending or, to the best knowledge of such PARTY, threatened against such PARTY with respect to the subject matter of this Contract.


             ARTICLE 3- ESTABLISHMENT OF THE JOINT VENTURE COMPANY
             -----------------------------------------------------


3.01   Establishment of the Company
       ----------------------------


       The PARTIES hereby agree to establish the Company promptly after the Effective Date in accordance with the Joint Venture Law, the Joint Venture Regulations and the provisions of this Contract.

3.02   Name and Address of the Company: Branches
       -----------------------------------------

       (a)  Name. The name of the Company shall be: ________________ in Chinese,
            ----
            and "Hunan International Telecommunications Company Limited" in English.

       (b)  Address. The legal address of the Company shall be
            -------
            ________________Changsha,Hunan Province, the People's Republic of China.

       (c)  Branches. The Company may establish necessary branch offices inside
            --------
            of China with the approval of the Board and the relevant authority in the location of the proposed branch.


3.03   Limited Liability Company
       -------------------------

       The form of organization of the Company shall be a limited liability company. Except as otherwise provided herein, once a PARTY has paid in full its contribution to the registered capital of the Company, it shall not be required to provide any further funds to or on behalf of the Company in excess of its obligation under this Contract. Except as otherwise provided pursuant to written agreement signed by the PARTY to be charged, creditors of the Company shall have recourse only to the assets of the Company and shall not seek repayment from any PARTY. The Company shall indemnify the PARTIES against any and all losses, damages or liability suffered by the PARTIES in respect of third-party claims arising out of the operation of the Company. Subject to the above, the profits, risks and losses of the Company shall be shared by the PARTIES in proportion to and limited by their respective contributions to the Company's registered capital.

3.04   Laws and Decrees
       ----------------

       The Company shall be a legal person under the laws of China. The activities of the Company shall be governed and protected by the relevant published and publicly available laws, decrees, rules and regulations of China.


                    ARTICLE 4 - THE PURPOSE, SCOPE AND SCALE
                    ----------------------------------------
                          OF PRODUCTION AND OPERATION
                          ---------------------------


4.01   Purpose and Scope of the Company
       --------------------------------

       (a)  Purpose. The Company shall adopt advanced technology and scientific
            -------
            management methods and establish an "information highway" with the aim to earn lawful profits, gain a competitive position in the market and make a contribution to the people of China by:

            (1) Advancing economic and technical development of Hunan and China;

            (2) Advancing the level of managerial and marketing skills by providing an environment utilizing modern and proven scientific business methods; and


            (3) Promoting the rights and dignity of workers by creating an equitable and dynamic work environment.


       (b)  Scope. The scope of the Company is to:
            -----

            (1) Provide information, engineering, design and operation and management support and consulting services relating to broadcasting, television and telecommunications industry;

            (2) Design, engineer, renovate and construct transmission facilities for television and broadcasting;

            (3)  Purchase and lease telecommunications equipment;

            (4) Assemble, manufacture, distribute and sell television and other telecommunications equipment;

            (5) Produce, package, distribute and broadcast television programming, including advertisements approved by the PRC government.


4.02   Scale
       -----

       The initial activity of the Company will be to design, engineer and renovate Hunan's microwave network, to procure, lease and use the telecommunications equipment required by such network, and to provide operation and management consulting services in connection with the network.


                   ARTICLE 5 - TOTAL AMOUNT OF INVESTMENT AND
                   ------------------------------------------
                              REGISTERED CAPITAL
                              ------------------


5.01   Total Investment. The Company's total investment shall be Eight Million
       ----------------
       United States Dollars (US$8,000,000).


5.02   Registered Capital. The Company's registered capital shall be Four
       ------------------
       Million Eighty One Thousand Six Hundred and Thirty Three United States Dollars (US$4,081,633).

5.03   Contribution to Capital
       -----------------------

       (a) The contribution to the registered capital of the Company subscribed by PARTY A shall be Two Million Eighty One Thousand Six Hundred and

       Thirty Three United States Dollars (US$2,081,633), representing a fifty one percent (51%) share of the registered capital of the Company,


       PARTY A's contribution shall consist of (i) buildings, water, electricity, road access and machinery and equipment more particularly described in the list set forth as Exhibit C, and (ii) land use rights described more particularly in Exhibit B, which for purposes of valuation the PARTIES agree are valued at approximately Two Million Eighty One Thousand Six Hundred and Thirty Three United States Dollars (US$2,081,633).


(b) The contribution to the registered capital of the Company subscribed by PARTY B shall be cash in the amount of Two Million United States Dollars (US$2,000,000) representing a forty nine percent (49%) share of the registered capital of the Company.


(c) The capital contributions which shall be made by PARTY A and PARTY B shall be used by the Company only in the implementation of this Contract. Except as otherwise provided herein, all of the items contributed by the PARTIES to the Company shall remain the property of the Company throughout the entire term of this Contract.


(d)    PARTY A's Representations and Warranties.  With respect to PARTY A's
       ----------------------------------------
       contributions, PARTY A represents and warrants as follows:


       (i) PARTY A is the lawful owner of the Contributed Assets, which are free and clear of any lien, mortgage or other security interests and claims;


       (ii) PARTY A possesses rights, powers and authorization adequate for it to contribute the Contributed Assets in the manner described in this Contract;

       (iii) there is no ongoing or future legal procedure, lawsuit, arbitration procedure, administrative litigation or other government or court order, interdiction, decision or ruling to which PARTY A is a party or which binds or affects the Contributed Assets or is capable of so doing;


       (iv) all information provided to PARTY B concerning the Contributed Assets, business, finances and other aspects of business is true, accurate and complete in every respect;


       (v) as of the date of this Contract and as of the Effective Date, all of the assets are in good operating condition, consistent with PARTY A's past practices;


       (vi) PARTY A has conducted its business in compliance with all important laws, regulations, provisions and orders of any governmental authority with jurisdiction over it, its business, finances or operations or its property; and


       (vii) before and after the execution of this Contract, PARTY A has taken and shall take all necessary or appropriate actions to cause this Contract to be adequately performed in accordance with the terms thereof.


5.04   Payment of Registered Capital and Conditions Precedent Thereto
       --------------------------------------------------------------

       (a) Subject to Article 5.04 (b) below, each PARTY shall pay into the Company the capital contribution subscribed by it in accordance with the Capital Contribution Schedule set forth as Exhibit D hereto.

       (b) Notwithstanding the foregoing, the PARTIES' obligations to make their respective contribution to the Company's registered capital shall not arise until each of the following conditions has been fulfilled:


            (i) approval of this Contract, the Articles of Association and the Feasibility Study has been obtained from the Examination and Approval Authority or other relevant authorities without varying the terms hereof or imposing any additional terms or conditions; and

            (ii) the issuance of the Company's Business License (with a scope of business as set forth in Article 4.01 hereof); and

            (iii)  the Company has established a foreign currency bank account.


5.05   Late Contribution to Registered Capital
       ---------------------------------------

       Any delay in payment of either PARTY's contribution in accordance with the Capital Contribution Schedule attached as Exhibit B shall result in a payment of penalty to the Company equal to 1% of the relevant PARTY's total cash contribution for that month or part thereof that the delay in payment continues.

5.06   Investment Certificate
       ----------------------

       After each PARTY's contribution to the registered capital has been made in full, a Chinese registered accountant shall verify the contribution and issue a contribution verification report. Thereupon, the Company shall issue within sixty (60) days after the payment of the contribution an investment certificate to each PARTY signed by the Chairman of the Board. Each investment certificate shall indicate on its face the amount of the capital contribution evidenced thereby and a copy shall be submitted to the Approval Authority for the record. The Board shall request the Financial Controller to maintain a register identifying the investment certificates that have been issued to the PARTIES.

5.07   Transfer or Assignment of Registered Capital
       --------------------------------------------

       Each PARTY hereto undertakes to the other PARTY that, except as permitted under the laws of China it shall not:

       (i) transfer, assign, sell or otherwise dispose of the legal or beneficial ownership of; or

       (ii) create any mortgage, charge, pledge, or other encumbrance over either the whole or any part of its interest in the Company's registered capital or its rights, obligations and benefits under this Contract.


5.08   Increase of Registered Capital
       ------------------------------

       If the valuation of PARTY A's contribution by the relevant authority is in excess of the amount stated in Article 5.03(a), Party A and B shall meet to determine and agree on the increase in the registered capital. Party B should correspondingly increase its proportional share of the registered capital. Any increase in the registered capital of the Company shall be contributed by the PARTIES in accordance with the ratio of each PARTY's share of the registered capital at the time of such increase and within the limit and in the form specified by the Board for such increase. In the event of either PARTY refusing or failing to contribute to the increase in the capital in full or in part, the same could be contributed by the other PARTY in addition to its respective share of the increase within the total increase in capital approved by the Board with the resultant changes in the proportions of the interests of each PARTY in the registered capital of the Company.

                  ARTICLE 6 - RESPONSIBILITIES OF THE PARTIES
                  ------------------------------------------


6.01   Responsibilities of PARTY A
       ---------------------------

       In addition to its other obligations under this Contract, PARTY A shall be responsible for the following matters:

       (a)  Approvals. Assist the Company in obtaining (1) the exclusive
            ---------
            commercial right to use the Facility for the Joint Venture Term, and
            (2) the approvals, permits and licenses necessary for the establishment and operation of the Company and the manufacture, distribution and sale of the Joint Venture Products;

       (b)  Tax Treatment. Assist the Company in applying for and obtaining the
            -------------
            most favourable tax and customs duty reductions and exemptions and other investment incentives available for the Company under the laws of China, Changsha Municipality, Hunan Province or other local laws;

       (c)  Imports. Assist with the procedures for applying for, and procuring
            -------
            licenses for the import of machinery and equipment, materials and supplies required by the Company and arranging for the transport of imported equipment;

       (d)  Employee Assistance. Assist the foreign or expatriate employees and
            -------------------
            work force of the Company and of the parties with whom it contracts, and their families, to obtain all entry visas and work permits necessary, and arrange boarding, lodging, office space, transportation and medical facilities for such persons in Changsha during the operation of the Company;

       (e)  Bank Accounts. Assist the Company in opening RMB and convertible
            -------------
            currency bank accounts immediately upon issuance of the Company's Business License; and

       (f)  Materials. Assist the Company in securing preferential purchasing
            ---------
            status for purchases of materials, machinery and equipment in China, including, if necessary, the official allocations of all materials the Company deems critical at the lowest possible price.


6.02   Responsibilities of PARTY B
       ---------------------------

       In addition to its other obligations under this Contract, PARTY B shall have the following responsibilities:-

       (a)  Personnel.  Assist the Company in recruiting personnel in charge of
            ---------
            management, technical, engineering, production and quality control;

       (b)  Domestic Materials. Assist the Company in the purchase of the
            ------------------
            equipment and materials manufactured in China to ensure they are of the proper quantity and quality for the conduct of the Company's business; and

       (c)  Offshore Financing. Assist the Company in arranging offshore
            ------------------
            financing subject to the decision of the Board.

       (d)  Government Activities. PARTY B shall not interfere with governmental
            ---------------------
            access activities on any of China's radio broadcasting and television stations.


                          ARTICLE 7 - OTHER CONTRACTS
                          ---------------------------


7.01   Other Contracts
       ---------------

       As soon as possible after the execution of this Contract, the Company shall execute appropriate Facility Lease Contracts and contracts for the provision of advertising services with the relevant commercial entities associated with each of (i) Hunan Television Station; (ii) Hunan Radio Broadcast Station; and (iii) Hunan Cable

       Television Network. PARTY A will use its best efforts to ensure the execution of such contracts.


             ARTICLE 8 - SALE OF SERVICES, PROGRAMMING AND PRODUCTS
             ------------------------------------------------------


8.01   International Sales and Provision of Services
       ---------------------------------------------


       The Company shall strive to make its products, programming and services competitive on the international market in terms of price and quality.


8.02   Domestic Sales and Provision of Services
       ----------------------------------------

       The Company, with the assistance of the PARTIES, shall develop effective sales channels for the domestic market with the aim of maximizing the Company's profitability. Products, programming and services may be sold for both Renminbi and foreign exchange (or any combination thereof) upon approval of the SAEC. The principles for determining the currency of the Company's sales shall be set by the Board, and the sales prices shall be implemented and adjusted, as required, by the General Manager.


                         ARTICLE 9 - BOARD OF DIRECTORS
                         ------------------------------


9.01   The Formation of the Board
       --------------------------

       (a)  Composition. The Board shall consist of seven (7) directors, four
            -----------
            (4) of whom shall be appointed by PARTY A and three (3) of whom shall be appointed by PARTY B. At the time this Contract is executed and each time directors are appointed each PARTY shall notify the others of the names of its appointees.

       (b)  Term and Replacement. Each director shall be appointed for a term of
            --------------------
            three (3) years and may serve consecutive terms if reappointed by the PARTY which originally appointed him. If a seat on the Board is vacated by the retirement, resignation, illness, disability or death of a director or by the removal of such director by the PARTY which originally appointed him, the PARTY which originally appointed such director shall appoint a successor to serve out such director's term.

       (c)  Chairman. The Chairman of the Board shall be appointed by PARTY A,
            --------
            and the Deputy Chairman shall be appointed by PARTY B. The Chairman of the Board shall be the legal representative of the Company. Whenever the Chairman of the Board is unable to perform his responsibilities, he shall authorize any other director to exercise the Chairman's responsibilities.

       (d)  Additional Attendees. Reflecting the importance of close
            --------------------
            communications between the Board and the management of the Company, the General Manager as the case may be shall attend Board meetings but shall not vote unless he is a director in his own right. Other managers, including the Financial Controller, may attend such meetings upon the invitation of a majority of the Board.


9.02   Meetings and Powers of the Board
       --------------------------------

       (a)  Powers. The Board shall be the highest authority of the Company. It
            ------
            shall discuss and determine all major issues regarding the Company.

       (b)  Meetings. The first Board meeting shall be held as soon as possible
            --------
            within sixty (60) days after the date of issuance of the Business License. Thereafter, regular meetings of the Board shall be held at least four times each year. Upon the written request of two (2) or more of the directors of the Company specifying the matters to be discussed, the Chairman of the Board shall convene meeting of the Board.

       (c)  Notice and Agenda. Board meetings shall be held at the registered
            -----------------
            address of the Company or such other address in China or abroad as may be designated by the Chairman. Meetings shall be held on ten
            (10) days notice to the directors if held in China and thirty (30) days notice if held abroad, provided that the directors may waive such notice by unanimous written consent. A notice of a Board meeting shall cover the agenda, time and place for such meeting. The Chairman of the Board shall be responsible for convening and presiding over such meetings. The General Manager shall assist the Chairman in preparing an agenda for each Board meeting.

       (d)  Proxies. In case a Board member is unable to participate in a Board
            -------
            meeting in person, he may issue a proxy and entrust another person to participate in the meeting on his behalf. The representative so entrusted shall have the same rights and powers as the Board member. A Board Member shall be permitted to serve as a proxy for up to two
            (2) other Board Members appointed by the same PARTY as such Board Member. If a Board member fails to participate or to entrust another to participate, he will be deemed as having waived such right.

       (e)  Quorum. Five (5) directors present in person or by proxy, out of
            ------
            which at least three must be the nominee of PARTY A and two must be the nominee of PARTY B, shall constitute a quorum which shall be necessary for the conduct of business at any meeting of the Board.


       (f)  Voting. Each director present in person or by proxy at a meeting of
            ------
            the Board of Directors shall have one vote. If upon any resolution there is a deadlock, the directors shall adjourn the meeting for ten days and the directors shall meet again after the ten days to resolve such disagreement. Each director shall use their best endeavors to resolve the matter. In the event that the directors again fail to agree after this second meeting, the directors shall adjourn the meeting and hold a third meeting after ten days. If no resolution has been reached at this third meeting, the directors shall immediately take such steps as may be necessary to terminate this Contract and commence procedures in accordance with Article 18 below.

       (g)  Unanimous Votes. Resolutions involving the following matters may
            ---------------
            only be adopted at a duly constituted and convened meeting of the Board of Directors upon the unanimous affirmative vote of each and every director of the Board voting in person or by proxy at such meeting:

            (i)    the amendment of the Articles of Association;

            (ii)   the merger of the Company with another organization;

            (iii)  termination and dissolution of the Company;

            (iv) the increase or assignment of the Company's registered capital;

            (v) any amendment or termination of any agreement to which the Company is a party; and

            (vi)   allocation to the Three Funds.

       (h)  Super Majority Vote. Other issues that require resolutions by the
            -------------------
            Board may be raised at a duly convened meeting of the Board and must be adopted by the affirmative vote of a majority of the directors present in person, or by proxy at such meeting where a quorum is present; provided that the affirmative vote of at least one director appointed by PARTY B is required.

       (i)  Action without a Meeting. Any action by the Board which requires the
            ------------------------
            unanimous vote of all directors may be taken without a meeting if all members of the Board consent in writing to such action. Any action by the Board which requires a super majority vote of directors may be taken without a meeting if five (5) members of the Board consent in writing to such action. Such written consent shall be filed with the minutes of the Board proceedings and shall have the same force and effect as a unanimous or majority vote, as the case may be, taken by members physically present.

       (j)  Expenses. The Company shall be responsible for the reasonable
            --------
            expenses incurred by appointed directors in attending Board meetings.


                     ARTICLE 10 - OPERATION AND MANAGEMENT
                     -------------------------------------


10.01  Management Procedures and Structures
       ------------------------------------

       The policies, structures and procedures concerning management, health and safety, environment and technology, which may be adopted by the Board from time to time shall be developed in consultation with PARTY B so as to be generally in accordance with PARTY B's practices in its worldwide operations subject to the overall direction and approval of the Board.

10.02  Management Organization
       -----------------------

       The Company shall adopt a management system under which the management organization shall be responsible to and under the leadership of the Board. The Company shall have a General Manager nominated by PARTY B and a Deputy General Manager nominated by PARTY A and appointed by the Board pursuant to a duly adopted resolution. The terms of office of the General Manager and Deputy General Manager shall be as determined by the Board. The General Manager and Deputy General Manager may be dismissed only by a resolution of the Board of Directors. If it becomes necessary, due to dismissal or resignation, to replace the General Manager or Deputy General Manager, PARTY B shall nominate the General Manager's replacement and PARTY A shall nominate the Deputy General Manager's replacement for appointment by the Board.

10.03  Responsibilities and Powers of the General Manager
       --------------------------------------------------

       The duties of the General Manager shall consist of carrying out the decisions of the Board and organizing and directing the day-to-day operation and management of the Company in accordance with the modern management practices and structures as determined by the Board.

10.04  Management Personnel
       --------------------

       (a)  Other Management Personnel. The Company shall have such number and
            --------------------------
            types of other Management Personnel as determined by the General Manager and approved by the Board to be necessary or advisable to implement the modern management practices and structures determined by the Board. All Management Personnel shall be responsible to and under the direction of the General Manager.

       (b)  Salaries. The salaries and other remuneration of the Management
            --------
            Personnel of the Company (including the General Manager) shall be determined by the Board in its sole discretion on an individual basis.


10.05  Annual Plans and Budgets
       ------------------------

       The General Manager, assisted by the other Management Personnel, shall be responsible for the preparation of the annual business plan and budget of the Company. The annual business plan and budget (including the projected balance sheet, profit and loss statement and cash transaction report) for each fiscal year shall be submitted to the Board and shall include comprehensive detailed information on:

       (a)  the procurement of equipment and other assets of the Company;

       (b)  the raising and application of funds;

       (c)  plans with respect to production and sale of Joint Venture Products;

       (d) the repair and maintenance of the assets and equipment of the Joint Venture Company;

       (e) the estimated income and expenditures of the Company covered by the production plan and budget;

       (f)  plans for training the staff and workers of the Company;

       (g) requirements of materials, fuel, water, electricity and other utilities, and all other inputs for the next year's production;

       (h)  plans for the proportion of foreign currency sales;

       (i)  plans for balancing foreign exchange receipts and expenditures; and

       (j) any other matter in respect of which the Board may have requested a report.

       The General Manager shall prepare a monthly management report containing such information as shall be requested by the Board.


10.06  Approval and Implementation of Annual Plans and Budgets
       -------------------------------------------------------

       The Board shall examine and approve the annual business plan and budget. The General Manager, assisted by the other Management Personnel, shall be responsible for the implementation of the plan and budget approved by the Board.

                               ARTICLE 11 - LAND
                               -----------------


11.01  Land Description
       ----------------

       The Land to be contributed by PARTY A is more particularly described in Exhibit B.


11.02  PARTY A Representations and Warranties
       --------------------------------------

       PARTY A represents and warrants that:

       (i) it is the lawful owner of the use rights for the land and will be so during the term of this Contract;

       (ii) it has the legal capacity and a valid and subsisting right to contribute the Land to the Company; and

       (iii) the Land may be used for all purposes consistent with this Contract and the business license of the Company.


           ARTICLE 12 - SUPPLY AND PURCHASE OF MATERIALS AND SERVICES
           ----------------------------------------------------------


12.01  Materials and Supplies
       ----------------------

       It is contemplated by the PARTIES that the materials, parts, means of transportation and other supplies required by the Company will be first purchased within China provided that such goods and services are of the requisite quality, competitively priced and otherwise meet the requirements of the Company.

12.02  Imported Materials, Supplies and Equipment
       ------------------------------------------

       The Company shall subject to Article 12.01 above have the right to import materials, machinery, equipment, components, spare parts and other supplies in the qualities, quantities and prices necessary.


12.03  Domestic Materials and Supplies
       -------------------------------

       Materials, supplies and services purchased by the Company within China shall be purchased in Renminbi at either the lowest market price, or the prices charged to local state-owned enterprises for purchases of similar materials and services.


12.04  Services
       --------

       The Company shall have the right to appoint foreign architects, consultants, engineers and contractors to undertake relevant work when there are no local companies or individuals qualified or available to undertake such work according to the General Manager.


                         ARTICLE 13 - LABOR MANAGEMENT
                         -----------------------------


13.01  Governing Principle
       -------------------

       The General Manager shall formulate a plan for matters concerning the recruitment, employment, dismissal, wages, labor insurance, welfare benefits, reward and discipline of the workers and staff members of the Company in accordance with modern management standards, practices and policies determined by the Board, the Regulations of the People's Republic of China on Labor Management in Joint Ventures Using Chinese and Foreign Investment and the Provisions of the Ministry of Labor and Personnel of the People's Republic of China on the Right of Autonomy of Enterprises with Foreign Investment in the Hiring of Personnel and on Wages,

       Insurance and Welfare Expenses of Staff and Workers. The plan shall be submitted for the approval of the Board of Directors.


13.02  Working Personnel
       -----------------

       Working Personnel shall be employed by the Company in accordance with a labor contract which shall be entered into between the Company and each individual worker after the establishment of the Company. Such labor contract shall establish all terms governing the employment, duties and benefits of that individual. The Board shall approve the general form and terms and conditions included in such contracts.

13.03  Management Personnel
       --------------------

       Management Personnel shall be employed by the Company in accordance with the terms of individual employment contracts. The detailed terms and conditions of the employment and compensation of the Management Personnel shall be decided by the Board.


13.04  Expatriate Personnel
       --------------------

       As the Company's needs require, expatriate Management Personnel and senior technical personnel shall be hired by the General Manager after approval by the Board of Directors, upon the recommendation of PARTY B. Such personnel shall enter into individual employment contracts with the Company. The PARTIES agree that such expatriate personnel shall receive salaries and benefits in accordance with PARTY B's personnel policies.


13.05  Conformity with Labor Protection
       --------------------------------

       The Company shall conform to rules and regulations of the Chinese government concerning labor protection and ensure safe and civilized production. Labor insurance for the working personnel of the Company shall be handled in accordance with the relevant regulations of the Chinese government.


13.06  Trade Union
       -----------

       To the extent required by law, the Company shall establish a trade union to represent the rights and interests of the workers and staff members, to mediate disputes between the workers and staff members on the one hand and the Company on the other and to protect the lawful interests of the workers and staff members. To the extent required by law, the Company shall actively support the work of the trade union, provide the trade union facilities to conduct union activities and other lawful activities after working hours, and allocate trade union funds.


                 ARTICLE 14 - FINANCIAL AFFAIRS AND ACCOUNTING
                 ---------------------------------------------


14.01  Accounting System
       -----------------

       (a)  Responsibilities. The Financial Controller of the Company, under the
            ----------------
            leadership of the General Manager, shall be responsible for the financial management of the Company.

       (b)  Procedures. The General Manager and the Financial Controller shall
            ----------
            prepare the accounting system and procedures in accordance with the Accounting System of the People's Republic of China for Foreign Investment Enterprises, the supplementary stipulations promulgated by the Ministry of Finance and, to the extent possible, general accepted international accounting principles. All vouchers, receipts, statistical statements and reports shall be written in Chinese and English concurrently. In addition, the Company shall adopt operating and financial policies and procedures and shall prepare periodic reporting of financial information in accordance with the requirements of PARTY B.

14.02  Auditing
       --------

       (a)  Independent Audit. An independent accountant registered in China and
            -----------------
            otherwise qualified to render opinions on the compliance by the Company with the accounting standards provided herein, shall be engaged by the Company as its auditor to examine and verify the annual report on the final accounts ("Independent Auditor"). The Company shall submit to the PARTIES the annual financial statements (including the audited Profit and Loss Account, the Balance Sheet and Cash Flow Balance and Foreign Exchange Balance for the fiscal year) within three (3) months after the end of the fiscal year, together with the audit report of the Chinese registered accountant. The annual financial statements, the audit report and the monthly reports shall be prepared in both Chinese and English.

       (b)  Board Review. The Board shall review and approve the periodic audits
            ------------
            of the accounts. In the event that the Board determines that the audits submitted by the Independent Auditor are unable to properly meet the standards set forth above, the Board may replace the Independent Auditor or retain another auditor at Company expense, to supplement or adjust the work of the Independent Auditor or to perform specific accounting and auditing tasks.

       (c) Notwithstanding anything contained in Article 14.02(a) and (b), at PARTY B's cost, PARTY B may at any time, employ a foreign auditor or send its internal auditor to examine the records and procedures of the Company and PARTY A and the Company shall cooperate and use best efforts to assist such auditors.


14.03  Bank Accounts and Foreign Exchange Control
       ------------------------------------------

       The Company shall separately open foreign exchange accounts and Renminbi accounts at banks within or outside China upon approval by the relevant authorities. The

       Company's foreign exchange transactions shall be handled in accordance with the regulations of China relating to foreign exchange control.


14.04  Foreign Exchange Balance
       ------------------------

       The Company shall be responsible to maintain a balance in its foreign exchange receipts and expenditures. The principal methods for balancing foreign exchange will be as follows:

       (i)    Foreign Currency Sales. The Primary means for balancing foreign
              ----------------------
              exchange will be through the sale of the Joint Venture Products in foreign currency.

       (ii)   Export of Domestic Product. Subject to the approval of the
              --------------------------
              Approval Authority, the Company may purchase products domestically in Renminbi and export them for foreign currency.

       (iii)  Other Measures. If the Company is unable to balance its foreign
              --------------
              exchange using the measures described above, the Board of Directors will consider all other methods permitted under the laws and regulations of the People's Republic of China.


14.05  Fiscal Year
       -----------

       The Company shall adopt the calendar year as its fiscal year for Chinese statutory accounting purposes, which shall begin on January 1 and end on December 31 of the same year, provided that the first fiscal year of the Company shall commence on the date the Company receives its business license, and shall end on the immediately succeeding December 31.

14.06  Allocations to Three Funds
       --------------------------

       To the extent required by law, the Company shall make payments in Renminbi into a reserve fund, an enterprise expansion fund and a bonus and welfare fund for its workers and staff members (the "Three Funds"). The proportion of each year's payments shall be discussed and unanimously approved by the Board of Directors on the basis of the Company's circumstances and in the general interest of the Company and its workers. Plans for the application of these Three Funds shall be formulated by the General Manager.


14.07  Profit Distribution
       -------------------

       (a)  Proportionate Distributions. After required allocations, if any,
            ---------------------------
            have been made to the Three Funds in accordance with Article 14.06, the Board shall determine distribution of profits by way of dividend among the PARTIES in proportion to their respective shares in the registered capital of the Company and the balance of net profits will be retained in the Company and utilized as may be decided by the Board from time to time. If the Company carries over losses from the previous year, the profit of the current year shall first be used to cover such losses. No profit shall be distributed unless a prior deficit is made up. The profit retained by the Company and carried over from the previous years may be distributed together with the distributable profit of the current year, or after the deficit of the current year is made up therefrom.

       (b)  Insufficient Foreign Exchange. In the event that there is not
            -----------------------------
            sufficient foreign exchange to pay PARTY B's share of distributed profits, the Company shall, to the extent of the unpaid portion, hold distributed Renminbi profits in trust for PARTY B in a special interest bearing account set up for that purpose, when such account is available, in satisfaction of the Company's obligation to distribute such share of the Company's profit to PARTY B. From and after the date on which such account is established, the Company shall not withdraw or use the funds therein except upon PARTY B's prior written instructions. When the Company obtains foreign exchange that is available for distribution to PARTY B pursuant to Article 14.07(a), the Company shall, at PARTY B's option, replace the Renminbi in such account (including any interest earned therefrom) with its U.S. Dollar equivalent in accordance with the average of the buying and selling rates published by the Bank of China at the time of the transaction. The Company shall then immediately pay such U.S. Dollars to PARTY B.

       (c)  Method of Payment. All payments to be distributed under this Article
            -----------------
            14 shall at the request of the receiving PARTY be remitted to an account at a bank specified in advance by such PARTY.


                      ARTICLE 15 - TAXATION AND INSURANCE
                      -----------------------------------


15.01  Income Tax. Customs Duties and Other Taxes
       ------------------------------------------

       (a)  Tax Payments. The Company shall pay tax under the relevant laws of
            ------------
            China and any special tax regulations applicable to Changsha, Hunan Province. Chinese and foreign management and working personnel shall be periodically reminded to pay their individual income tax in accordance with the tax laws of China.

       (b)  Tax Preferences. The Company will use its best endeavors to apply
            ---------------
            for and obtain preferential tax treatment, reductions and exemptions, as provided by the relevant regulations. Promptly after the execution of this Contract, the PARTIES shall submit an application to the Changsha Municipal Tax Bureau for confirmation of the Company's tax treatment.


15.02  Insurance
       ---------

       The Company shall, at its own cost and expense, take out and maintain full and adequate insurance of the Company against loss or damage by fire and such other risks as may be decided by the Board. The property, transportation, product liability and other items of insurance of the Company shall be obtained within or outside China, subject to any legal restrictions which may apply, and such policies will be denominated in Chinese and foreign currencies, as appropriate. The types and amounts of insurance coverage shall be determined by the Board in accordance with applicable Chinese laws, if any.


                          ARTICLE 16 - CONFIDENTIALITY
                          ----------------------------


16.01  Confidentiality
       ---------------

       (a)  Mutual Obligations. From time to time prior to and during the term
            ------------------
            of this Contract either PARTY has disclosed or may disclose confidential and proprietary information to the other PARTY. In addition, the PARTIES may, from time to time during the term of this Contract, obtain confidential and proprietary information of the Company in connection with the operation of the Company. Except as otherwise provided in any agreement between the Company and a PARTY, the PARTIES receiving such information shall, during the term of this Contract and for twenty (20) years thereafter: (i) maintain the confidentiality of such information; (ii) not disclose it to any person or entity, except to their employees who need to know such information to perform their responsibilities; and (iii) not use such information except for the benefit of the Company.

       (b)  Further Advice. Each PARTY shall advise its directors, senior staff,
            --------------
            and other employees receiving such information of the existence of and the importance of complying with the obligations set forth in paragraph (a) above.

                      ARTICLE 17 - THE JOINT VENTURE TERM
                      -----------------------------------


17.01  Joint Venture Term
       ------------------

       The Joint Venture Term of the Company shall commence on the Effective Date and shall expire ten (10) years therefrom.


17.02  Extension of the Joint Venture Term
       -----------------------------------

       The PARTIES may agree to extend the term of the Company upon expiration for an additional period and shall cause their directors on the Board to unanimously approve such extension and to submit an application for such extension to the Approval Authority for approval no less than six (6) months prior to the expiration of the Joint Venture Term. PARTY B shall be offered terms that are no less favourable than the terms of this Contract and those being offered at that time to other foreign enterprises negotiating joint venture projects in China.


17.03  Failure to Agree on Extension
       -----------------------------

       Upon the expiry of the term of the Company as set out in Article 17.01, and any extension thereof under Article 17.02, this Contract shall terminate and the provisions of Article 18 hereof shall apply.


17.04  Contract to Continue in Force
       -----------------------------

       This Contract shall remain in force for the term of the Company and any extension thereof provided that the rights and obligations of the PARTIES under Article 16 shall remain in force indefinitely notwithstanding expiry of this Contract or liquidation of the Company.

          ARTICLE 18 - TERMINATION, BUY-OUT AND LIQUIDATION PROCEDURES
          ------------------------------------------------------------


18.01  Reasons for Termination
       -----------------------

       A PARTY shall have the right to terminate this Contract by written notice to the other PARTY and notify of its desire to commence negotiations under Article 18.02 below if the following occurs:

       (a)  Material Breach. If the other PARTY materially breaches this
            ---------------
            Contract or violates the Articles of Association, and such breach or violation is not cured within sixty (60) days of written notice to the breaching Party;

       (b)  Liquidation. If the Company or the other PARTY becomes bankrupt, or
            -----------
            is the subject of proceedings for liquidation or dissolution, or ceases to carry on business or becomes unable to pay its debts as they become due;

       (c)  Expropriation. If all or any material part of the assets of the
            -------------
            Company are expropriated by any government authority;

       (d)  Force Majeure. If the conditions or consequences of Force Majeure
            -------------
            prevail for a period in excess of three (3) consecutive complete calendar months and the PARTIES have been unable to find an equitable solution pursuant to Article 19.01(d) hereof;

       (e)  Economic Necessity. If an event described in Article 22.02 hereof
            ------------------
            occurs and the PARTIES do not reach an agreement on economic adjustment within sixty (60) days after the initiation of discussions;

       (f)  Deadlock. In the event of a Board deadlock under the circumstances
            --------
            described in Article 9.02(f).

18.02  Notification Procedure
       ----------------------

       In the event that a PARTY gives notice pursuant to Article 18.01 hereof a desire to terminate this Contract, the PARTIES shall within a one-month period after such notice is given commence negotiations and endeavor to resolve the reason for notification of termination. In the event matters are not resolved to the satisfaction of the PARTIES within one month after commencement of negotiations or the non-notifying PARTY refuses to commence negotiations within the period stated above, the notifying PARTY may terminate this Contract by and effective upon giving the other PARTY written notice of termination.


18.03  Buy-Out
       -------

       (a) Subject to Article 18.04, in the event that this Contract is terminated pursuant to Article 18.01 or for any other reason (whether by the expiration of the Joint Venture Term, agreement of the PARTIES or otherwise), then any PARTY shall be entitled to withdraw from the Joint Venture (the "Withdrawing Party") and the other PARTY (the "Acquiring Party") shall purchase the Withdrawing Party's interest in the Joint Venture Company's registered capital ("Interest"). If desired, the Acquiring Party may continue the operations of the Joint Venture Company. For this purpose:

            (i) the PARTIES shall agree upon the value of the Joint Venture Company and if they are unable to so agree within thirty (30) days such value will be determined within thirty (30) days thereafter, at the expense of the Joint Venture Company, on a going concern basis, and if the PARTIES are not able to agree, then such value shall be determined by an Expert in accordance with Article 21;

            (ii) the purchase price for the Withdrawing Party's Interest shall be equal to that percentage figure which is such PARTY's percentage share of the registered capital of the Joint Venture Company multiplied by the value of the Joint Venture Company as so agreed upon or determined;

            (iii) the Withdrawing Party may decline to sell its Interest in the Joint Venture Company to the Acquiring Party within fifteen
                   (15) days of notification of the value of the Joint Venture Company as determined above.

       (b) The full purchase price for the Withdrawing Party's Interest shall be paid by the Acquiring Party in United States Dollars. Such payment shall be made within sixty (60) days after the PARTIES shall have agreed upon the value of the Joint Venture Company or notification of the value of the Joint Venture Company as determined by the above-mentioned Expert. If PARTY A purchases the Interest of PARTY B the United States Dollar purchase price will, upon application to the SAEC, be freely remittable out of China in accordance with the foreign exchange regulations of China.

       (c) Any other provisions of this Contract to the contrary notwithstanding, until such time as the sale of the Interest of a Withdrawing Party to the Acquiring Party or Parties is completed, the Joint Venture Company will continue to conduct its business in the ordinary course.


18.04  Liquidation
       -----------

       (a)  Option upon Termination. In the event that this Contract has been
            -----------------------
            terminated in accordance with Article 18.01 hereof or for any other reason and the PARTIES have not agreed on an acquisition of the Company as a going concern by either PARTY or by a third party, then the physical assets of the Company shall be valued by and liquidated under the direction of a Liquidation Committee formed within 30 days of termination in accordance with the Joint Venture Regulations.

       (b)  Valuing and Selling Procedure. In valuing and selling physical
            -----------------------------
            assets, the Liquidation Committee shall use every effort to obtain the highest possible price for such assets, including the retention of an independent third party expert knowledgeable in assessing the value of the types of assets owned or held by the Company to assist in such valuation. Any disputes as to valuation by the expert shall be handled in accordance with Article 21. Sales of the Company's assets shall be in United States Dollars to the fullest extent possible.

       (c)  Settlement and Payment. After liquidation and the settlement of all
            ----------------------
            outstanding debts of the Company and subject to the payment of any applicable taxes, the joint account shall be paid over to the PARTIES in proportion to their respective shares in the registered capital of the Company. Any and all amounts payable to PARTY B pursuant to this Article 18 shall be paid promptly in United States Dollars and shall be freely remittable by PARTY B out of China in accordance with the Foreign Exchange Regulations of China.


18.05  Survival
       --------

       To the extent permitted by law, the provisions of Articles 16 and the obligations and benefits hereunder shall survive the termination of this Contract and the termination, dissolution or liquidation of the Company.


                           ARTICLE 19 - FORCE MAJEURE
                           --------------------------


19.01  Force Majeure
       -------------

       (a)  Definition and Examples. "Force Majeure" shall mean all events which
            -----------------------
            are beyond the control of the PARTIES to this Contract, and which are unforeseen, or if foreseen, unavoidable, and which prevent total or partial performance by PARTY. Such events shall include but are not limited to any strikes, lockouts, explosions, shipwrecks, acts of nature or the public enemy, fires, flood, sabotage, accidents, strikes, wars, riots, interference by government or military authorities, insurrections, inability to obtain transportation, and any other similar or different contingency.

       (b)  Effect. If an event of Force Majeure occurs, to the extent that the
            ------
            contractual obligations of the PARTIES to this Contract (except the obligations under Article 16 hereof) cannot be performed as a result of such event, such contractual obligations shall be suspended during the period of delay caused by the Force Majeure and shall be automatically extended, without penalty, for a period equal to such suspension.


       (c)  Notice Required. The PARTY claiming Force Majeure shall promptly
            ---------------
            inform the other PARTY in writing and shall furnish appropriate proof of the occurrence and duration of such Force Majeure. The PARTY claiming Force Majeure shall also use all reasonable endeavours to terminate the Force Majeure.


       (d)  Consultation Required. In the event of Force Majeure, the PARTIES
            ---------------------
            shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure.


                      ARTICLE 20 - SETTLEMENT OF DISPUTES
                      -----------------------------------


20.01  Consultations and Arbitration
       -----------------------------

       In the event a dispute arises in connection with the interpretation or implementation of this Contract, the PARTIES shall first attempt to resolve such dispute through friendly consultations. If the dispute is not resolved through friendly consultation within sixty (60) days after the commencement of discussions or such longer period as the PARTIES agree to in writing at that time, then notwithstanding any other provision of this Contract the PARTIES shall resolve the dispute in Stockholm, Sweden according to the arbitration rules of the International Chamber of Commerce ("ICC"). Arbitration shall be conducted as follows:

       (a)  English Proceedings. All proceedings in any such arbitration shall
            -------------------
            be conducted in Chinese and English and a daily transcript in English of such proceedings shall be prepared.

       (b)  One Arbitrator. There shall be one (1) arbitrator, fluent in
            --------------
            English, appointed by the ICC.

       (c)  Award Binding. The arbitration award shall be final and binding on
            -------------
            the PARTIES, and the PARTIES agree to be bound thereby and to act accordingly.

       (d)  Obligations to Continue. When any dispute occurs and when any
            -----------------------
            dispute is under arbitration, except for the matters under dispute the PARTIES shall continue to exercise their remaining respective rights, and fulfil their remaining respective obligations under this Contract.

       (e)  Enforcement. In any arbitration proceeding, any legal proceeding to
            -----------
            enforce any arbitration award or any legal action between the PARTIES relating to this Contract, each PARTY expressly waives the defense of sovereign immunity and any other defense based on the fact or allegation that it is an agency or instrumentality of a sovereign state. Any award of the arbitrators shall be enforceable by any court having jurisdiction over the PARTY against which the award has been rendered, or wherever assets of the PARTY against which the award has been rendered can be located and shall be enforceable in accordance with the "United Nations Convention on the Reciprocal Enforcement of Arbitral Awards (1958)."

                         ARTICLE 21 - EXPERT PROCEDURES
                         ------------------------------


21.01  Appointment of Expert
       ---------------------

       If this Contract so provides, or if the PARTIES otherwise agree, that a controversy or dispute between them should be resolved by an Expert, either PARTY may request that such controversy or dispute shall be resolved by such Expert as provided herein.


21.02  Recourse to ICC
       ---------------

       If any PARTY requests an Expert determination the PARTIES shall attempt in the first instance to agree on a single expert to whom the matter shall be referred. If, within fourteen (14) days from receipt of such request, the PARTIES have failed to agree on the appointment of a single Expert, then the PARTIES agree to have recourse to the International Centre for Technical Expertise of the International Chamber of Commerce ("ICC") in accordance with the ICC's Rules for Technical Experts.


21.03  Expert Procedures
       -----------------

       The Expert so appointed shall promptly fix a reasonable time and place for receiving submissions or information from the PARTIES and may make such other enquiries and require such other evidence as the expert deems necessary for resolving the matter. All information and data submitted by either PARTY as confidential shall not be disclosed by the Expert to third parties. The PARTIES shall have the opportunity to make representations to the Expert.


21.04  Effect of Expert Decision
       -------------------------

       The Expert shall be deemed not to be an arbitrator but shall render his decision as an Expert, and no law or regulation relating to arbitration shall apply to such Expert or his determinations or the procedure by which he reaches his determinations. The

       PARTIES shall rely on the determination of the Expert, unless one or more of them believes in good faith that the determinations of the Expert are incorrect or patently unfair or have been made as a consequence of misconduct on the part of such Expert. In such event, either PARTY shall have the right to refer the dispute or controversy to arbitration in accordance with Article 20.


                          ARTICLE 22 - APPLICABLE LAW
                          ---------------------------


22.01  Applicable Law
       --------------

       The formation, validity, interpretation and implementation of this Contract and settlement of disputes arising therefrom shall be governed by the published and publicly available laws, decrees and regulations promulgated by the People's Republic of China, but in the event that there is no published and publicly available law, decree or regulation in China governing any particular matter relating to this Contract, reference shall be made to general international commercial practice.


22.02  Economic Adjustment
       -------------------

       If either Party's economic benefits are adversely and materially affected by the promulgation of any new laws, rules or regulations of China or the amendment or interpretation of any existing laws, rules or regulations of China after the date of this Contract, the PARTIES shall promptly consult with each other and use their best endeavours to implement any adjustments necessary to maintain each PARTY's economic benefits derived from this Contract on a basis no less favourable than the economic benefits it would have derived if such laws, rules or regulations had not been promulgated or amended or so interpreted.

22.03  Preferential Treatment
       ----------------------

       The Company and the PARTIES shall be entitled to any tax, investment or other benefits or preferences that become available or publicly known after the signing of this Contract and which are more favourable than those set forth in this Contract.


                     ARTICLE 23 - MISCELLANEOUS PROVISIONS
                     -------------------------------------


23.01  Waiver
       ------

       Failure or delay on the part of any PARTY hereto to exercise any right, power or privilege under this Contract, or under any other contract or agreement relating hereto, shall not operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege preclude any other future exercise thereof.


23.02  Amendments
       ----------

       This Contract may not be changed orally, but only by a written instrument signed by the Parties and approved, if required, by the relevant authorities in China.


23.03  Language
       --------

       This Contract is written and executed in Chinese and English, and both language versions shall be equally valid.


23.04  Severability
       ------------

       The invalidity of any provision of this Contract shall not affect the validity of any other provision of this Contract.

23.05  Entire Agreement
       ----------------

       This Contract and the Exhibits attached hereto constitute the entire agreement among the PARTIES with respect to the subject matter of this Contract and supersede all prior discussions, negotiations and agreements among them. In the event of any conflict between the terms and provisions of this Contract and the Articles of Association the terms and provisions of this Contract shall prevail.


23.06  Headings
       --------

       The headings used herein are for convenience only and shall not be used to interpret, construe or otherwise affect the meaning of the provisions of this Contract.


23.07  Approvals
       ---------

       The PARTIES obligations under this Contract are subject to the requisite permissions, approvals and sanctions of their respective governmental authorities under applicable laws.


23.08  Notices
       -------

       Any notice or written communication provided for in this Contract by one PARTY to the others, including but not limited to any and all offers, writings, or notices to be given hereunder, shall be made in English and Chinese by registered airmail letter or by facsimile or telex confirmed by registered airmail letter, promptly transmitted or addressed to the appropriate PARTY. The date of receipt of a notice or communication hereunder shall be deemed to be twelve (12) days after its postmark in the case of an airmail letter and two (2) working days after dispatch in the case of a facsimile or telex. All notices and communications shall be sent to the appropriate address set forth in Article 2 hereof, until the same is changed by notice given in writing to the other PARTY or the PARTIES, as the case be.

23.09  Exhibits
       --------

       The Exhibits attached hereto are hereby made an integral part of this Contract and are equally binding with these Articles 1-23. The Exhibits are as follows:-

       Exhibit A  Articles of Association

       Exhibit B  Land Description

       Exhibit C  List of PARTY A's Contribution of Machinery and Equipment

       Exhibit D  Capital Contribution Schedule

IN WITNESS WHEREOF, each of the PARTIES hereto have caused this Contract to be executed by their duly authorized representatives on the date first set forth above.


PARTY A:

HUNAN TELEVISION BROADCASTING GOODS
AND MATERIALS COMPANY


/s/ Yuan Siqing
-----------------------------
Name:         Yuan Siqing
Nationality:  Chinese



PARTY B

UIH Development, Inc.


/s/ Warren L. Mobley, Jr.
-----------------------------
Name:         Warren L. Mobley, Jr.
Nationality:  American